Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR INVESTOR UPDATE JANUARY 2024

1 www.murphyoilcorp.com NYSE: MUR Cautionary Statement Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance . In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements . Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward - looking statements, include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets, banking system or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the investors page of our website . We may use these channels to distribute material information about the company ; therefore, we encourage investors, the media, business partners and others interested in the company to review the information we post on our website . The information on our website is not part of, and is not incorporated into, this presentation . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix .

2 www.murphyoilcorp.com NYSE: MUR Agenda 01 04 Murphy at a Glance Murphy Exploration 02 05 Murphy Priorities Looking Ahead 03 06 Murphy Portfolio Appendix

Murphy at a Glance

Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside

Onshore United States

- Eagle Ford Shale on private lands in Texas with ~1,200 future locations on ~120,000 net acres
- Produced 37.8 MBOEPD in 3Q 2023, comprised of 74% oil and 88% liquids

Onshore Canada

- Tupper Montney ~1,000 future locations on ~120,000 net acres, produced 414 MMCFD in 3Q 2023
- Kaybob Duvernay ~500 future locations on ~110,000 net acres, produced 4.8 MBOEPD in 3Q 2023

Offshore Deepwater Gulf of Mexico

- Fifth largest producer in the Gulf of Mexico, produced 85.9 MBOEPD[1] in 3Q 2023

Exploration

- Exploration portfolio spans ~6 MM net acres across Gulf of Mexico, offshore Mexico, Brazil, Côte d'Ivoire and Vietnam
- Total risked mean resource potential is approximately equal to Murphy's 2022 total proved reserves

3Q 2023 Production[1]


19%
44%
37%
202
MBOEPD

2022 Proved Reserves[1]


25%
27%
48%
697
MMBOE

US Onshore | Offshore | Canada Onshore

1 Excluding noncontrolling interest. Proved reserves are based on year-end 2022 third-party audited volumes using SEC pricing
Note: Future locations and net acres as of December 31, 2022

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
3

4 www.murphyoilcorp.com NYSE: MUR Sustainable, multi - basin oil and natural gas assets that are safely operated with low carbon emissions intensity across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to more than 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership Why Murphy Oil?

Highlights From Fifth Sustainability Report

Taking Action to Drive Benefit for All Stakeholders

CONTINUED ENVIRONMENTAL STEWARDSHIP

ADVANCING OUR **CLIMATE GOALS**

15-20% REDUCTION
IN GHG EMISSIONS INTENSITY
by 2030 compared to 2019

ZERO
ROUTINE FLARING
by 2030

LOWEST
EMISSIONS INTENSITIES
since 2013

HIGHEST
WATER RECYCLING RATIO
in company history

ZERO
IOGP SPILLS
in 2021 and 2022

POSITIVELY IMPACTING OUR PEOPLE AND COMMUNITIES

CONSISTENTLY OUTPERFORMING
US Bureau of Labor Statistics for industry TRIR and LTIR

33% minority representation among US employees

more than **$3 MILLION** in charitable contributions over the last three years more than **3,200** students received El Dorado Promise scholarships since 2007

STRONG GOVERNANCE OVERSIGHT

Well-defined
BOARD AND MANAGERIAL OVERSIGHT
and management of ESG matters

third consecutive year of
THIRD-PARTY ASSURANCE
of GHG Scope 1 and 2 data

GHG INTENSITY GOAL
IN ANNUAL INCENTIVE PLAN
added in 2021

ESG METRICS
IN ANNUAL INCENTIVE PLAN
increased weighting from 15% to 20% in 2022

2023 QualityScore Rankings[1] *by the Institutional Shareholder Services Group of Companies (ISS)*

2 | Environmental

2 | Social

1 | Governance

1 Source: ISS Corporate Solutions, as of December 27, 2023

MURPHY OIL CORPORATION
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6 www.murphyoilcorp.com NYSE: MUR MURPHY PRIORITIES

Advancing Strategic Priorities

DELEVER

- Advanced Murphy 2.0 capital allocation framework
- Achieved FY 2023 debt reduction goal of ~$500 MM through senior notes redemption and partial tender

EXECUTE

- Exceeded upper end of guidance range with production of 202 MBOEPD, including 103 MBOPD, in 3Q 2023
- Completed 2023 onshore well program with low downtime and strong base production in 3Q 2023
- Sanctioned Lac Da Vang field development project in Vietnam with first oil forecasted in FY 2026

EXPLORE

- Commenced multiple seismic reprocessing projects for Gulf of Mexico and Côte d'Ivoire
- Progressing 2024 Gulf of Mexico and Vietnam exploration plans

RETURN

Repurchased $75 MM of common stock at an average price of $44.53 / share in 3Q 2023

Increased share repurchase authorization by $300 MM with $525 MM remaining[1]

1 As of November 2, 2023

MURPHY OIL CORPORATION

www.murphyoilcorp.com

NYSE: MUR

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8 www.murphyoilcorp.com NYSE: MUR $0 $1,000 $2,000 $3,000 $4,000 $0 $2,500 $5,000 $7,500 $10,000 Cumulative Shareholder Returns ($MM) Market Cap ($MM) Long History of Benefitting Shareholders $3.6 Billion Returned to Shareholders Since 2012 > $1.6 Billion in Share Repurchases Since 2012 > $6.9 Billion Returned to Shareholders Since 1961 > Average: $688 MM MUR Peer Cumulative Shareholder Returns vs Market Cap < $10 BN Since January 1, 2013 Source: Company documents and Bloomberg as of January 2, 2024. Peers include AR, CHRD, CIVI, CNX, CPE, CRGY, CRK, GPOR, HPK, KOS, MGY, MTDR, MUR, RRC, SM, SWN, TALO, VTLE, WTI * Financial restructuring occurred during time period * * • Paying dividends for > 60 - year history • Maintaining balance sheet integrity with no equity issuances

Executing Capital Allocation Framework[1]

Increasing Shareholder Returns Beyond Quarterly Dividend

Murphy 2.0 – Long-Term Debt of $1.0 BN – $1.8 BN

~75% of adjusted FCF allocated to debt reduction

~25% distributed through share buybacks and potential dividend increases

3Q 2023

- Redeemed remaining $249 MM of 5.75% Senior Notes due 2025
- Repurchased $75 MM, or 1.7 MM shares outstanding, at an average price of $44.53 / share
  - Utilized portion of initial $300 MM share repurchase authorization[2]
- Paid dividend of $0.275 / share, or $1.10 / share annualized

4Q 2023

- Additional $300 MM share repurchase program[2] authorized by board
  - $525 MM remaining under total authorization as of Nov 2, 2023
- Declared quarterly dividend of $0.275 / share, to be paid Dec 1, 2023
- Tendered $250 MM of aggregate senior notes in Nov 2022, achieving FY 2023 debt reduction goal of ~$500 MM

1 The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high-return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company's targets might be achieved.

2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors

MURPHY OIL CORPORATION

www.murphyoilcorp.com

NYSE: MUR

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Capital Allocation Priorities

Reducing Long-Term Debt, Increasing Shareholder Returns Beyond Quarterly Dividend With Framework[1]

$525 MM Remaining Share Repurchase Program[2] Authorized by Board

Murphy 1.0 – Long-Term Debt > $1.8 BN

- Allocate adjusted FCF to long-term debt reduction
- Continue supporting the quarterly dividend

Murphy 2.0 – Long-Term Debt of $1.0 BN – $1.8 BN

- ~75% of adjusted FCF allocated to debt reduction
- ~25% distributed through share buybacks and potential dividend increases

Murphy 3.0 – Long-Term Debt ≤ $1.0 BN

- Up to 50% of adjusted FCF allocated to the balance sheet
- Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases

Adjusted Free Cash Flow Formula

Cash Flow From Operations Before WC Change

(-) Capital expenditures

= Free Cash Flow

(-) Distributions to NCI and projected payments[3]

(-) Quarterly dividend

(-) Accretive acquisitions

= Adjusted Free Cash Flow (Adjusted FCF)

1 The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high-return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company's targets might be achieved

2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors

3 Other projected payments such as the contractual contingent payments projected to end after the second quarter of 2023

MURPHY OIL CORPORATION
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NYSE: MUR
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11 www.murphyoilcorp.com NYSE: MUR MURPHY PORTFOLIO

12 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale Enhancing Portfolio and Production Through Strong Execution, Improved Completions Acreage as of November 1, 2023 Eagle Ford Shale Acreage CATARINA TILDEN KARNES 3Q 2023 38 MBOEPD, 88% Liquids • 7 operated wells online – 4 Catarina, 3 Tilden • Operated activity complete for FY 2023 4Q 2023 • 3 non - operated wells online – Tilden Strong Performance Across Locations • Optimized completions design continues to outperform expectations • Jambers wells continue to outperform pre - drill forecast • 3Q 2023 wells in - line with pre - drill forecast Tilden Performance – Jambers Wells Average Cum MBO 0 20 40 60 80 100 120 0 30 60 90 120 Days Online Murphy Acreage 2023 Well Average Historical Well Average

13 www.murphyoilcorp.com NYSE: MUR 0 500 1,000 1,500 2,000 0 20 40 60 80 100 120 Days Online Tupper Montney New Completions Design Drives Strong Well Performance Tupper Montney Acreage Murphy Acreage Facility Acreage as of November 1, 2023 5 0 Miles 3Q 2023 414 MMCFD Net • Activity complete for FY 2023 New Completions Design Enhancing Well Performance • Producing 2 of top 10, and 4 of top 15, natural gas wells in Canada 1 • Achieving some of highest IP30 rates in company history • 8 wells each average IP30 > 18 MMCFD in FY 2022 and FY 2023 • 2 wells each achieved new company record IP30 > 21 MMCFD • Applying learnings from Eagle Ford Shale to Tupper Montney • Optimizing fracs in real - time Tupper Montney Well Performance – New Completions Design Average Cum MMCF 2023 Well Average Historical Well Average 1 BOE Report dated August 31, 2023

Kaybob Duvernay

Future Oil-Weighted Optionality Preserved

3Q 2023 5 MBOEPD, 67% Liquids

- Closed divestiture of non-core portion of assets
  - Produced ~1.7 MBOEPD, 39% oil
- Received net cash proceeds of $103 MM

Robust Remaining Well Inventory

- 488 future locations on ~110,000 net acres
- Maintaining base production through optimization initiatives
- Minimal infrastructure required to increase production

Kaybob Duvernay Acreage



0 Miles 5
Murphy Acreage
Battery
Facility
Pipeline
Wells

Acreage as of November 1, 2023

MURPHY OIL CORPORATION
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Offshore Update

Executing Accretive Development Projects

3Q 2023 89 MBOEPD, 81% Oil Total Offshore

- Well performance continuing to exceed expectations

Development and Tieback Projects

- Operated Dalmatian #1 (DeSoto Canyon 90) well online in 4Q 2023
- Completing operated Marmalard #3 (Mississippi Canyon 255) well in 4Q 2023, online 1Q 2024
- Progressing non-op Lucius wells
    - Lucius #11 well online 1H 2024

Non-Operated Projects

- Terra Nova FPSO asset life extension project returned to production in 4Q 2023
- St. Malo waterflood continuing ahead of first water injection in 2H 2024



MURPHY OIL CORPORATION
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Offshore Workover Projects

Execution Update

Well Workover Projects

- Operated Neidermeyer #1 well workover scheduled for mid-2024
- Operated Dalmatian #2 subsurface safety value repair scheduled for mid-2024
- Non-op Lucius #9 well workover scheduled for 4Q 2023, online 1Q 2024
- Non-op Kodiak #3 well workover scheduled for mid-2024

Operated Workover Projects

Field	Location	Project	Online	Net Production
Neidermeyer	Mississippi Canyon 208	Workover	Mid-2024	~4.0 MBOEPD
Dalmatian	DeSoto Canyon 4	Subsurface safety valve repair	Mid-2024	~1.5 MBOEPD

Non-Operated Workover Projects

Field	Location	Project	Online	Net Production
Lucius	Keathley Canyon 919	Workover	1Q 2024	~1.0 MBOEPD
Kodiak	Mississippi Canyon 727	Stimulation / zone addition	Mid-2024	~1.0 MBOEPD incremental

MURPHY OIL CORPORATION
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17 www.murphyoilcorp.com NYSE: MUR Lac Da Vang Field Development Project Cuu Long Basin, Vietnam Lac Da Vang Field Development Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • Nearfield exploration upside • Sanctioned 3Q 2023, targeting first oil in FY 2026 • Phased development through FY 2029 to ensure capital efficiency • Forecast $2 – $4 / BBL realization premium to Brent • 100 MMBOE estimated gross recoverable resource • Estimated 30 – 40 MBOEPD gross, 10 – 15 MBOEPD net peak production Cuu Long Basin Acreage as of November 1, 2023 Murphy WI Block Murphy Inventory Discovered Field Field Development Project Planned Well BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

18 www.murphyoilcorp.com NYSE: MUR Acreage as of November 1, 2023 1 Société Nationale d’Opérations Pétrolières de la Côte d’Ivoire Paon Field Development Project Tano Basin, Côte d’Ivoire Tano Basin Murphy WI Block Other Block Discovery Discovered Field CÔTE D’IVOIRE GHANA CI - 102 CI - 531 CI - 103 CI - 709 CI - 502 Paon Baleine Pecan TEN Jubilee 50 0 kilometers Sankofa Block CI - 103 • Murphy 85% (Op), PETROCI 1 15% • Includes undeveloped Paon discovery • Commitment to submit viable field development plan by YE 2025 • Commenced a review of commerciality and field development concepts in 3Q 2023

19 www.murphyoilcorp.com NYSE: MUR MURPHY EXPLORATION

20 www.murphyoilcorp.com NYSE: MUR Exploration Update Cuu Long Basin, Vietnam Acreage as of November 1, 2023 Asset Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% Block 15 - 1/05 • Advancing plans for Lac Da Hong exploration well in 2024 • Mean to upward gross resource potential • 65 MMBOE – 135 MMBOE Block 15 - 2/17 • Advancing plans for Hai Su Vang exploration well in 2024 • Mean to upward gross resource potential • 170 MMBOE – 430 MMBOE Cuu Long Basin BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km Murphy WI Block Murphy Inventory Discovered Field Planned Well

21 www.murphyoilcorp.com NYSE: MUR Acreage as of November 1, 2023 1 Société Nationale d’Opérations Pétrolières de la Côte d’Ivoire Exploration Update Tano Basin, Côte d’Ivoire Tano Basin Murphy WI Block Other Block Discovery Discovered Field CÔTE D’IVOIRE GHANA CI - 102 CI - 531 CI - 103 CI - 709 CI - 502 Paon Baleine Pecan TEN Jubilee 50 0 kilometers Sankofa Asset Overview • ~1.5 MM gross acres, equivalent to 256 Gulf of Mexico blocks • Initiated seismic reprocessing • Adjacent to oil discoveries, including Baleine • Identified diverse opportunity set across various exploration play types Blocks CI - 102, CI - 502, CI - 531 and CI - 709 • Murphy 90% (Op), PETROCI 1 10% Block CI - 103 • Murphy 85% (Op), PETROCI 1 15%

Exploration Update

Advancing Gulf of Mexico Operated Exploration Plans

Oso #1, Atwater Valley 138

- Murphy 33.34% (Op)
- Non-commercial hydrocarbons present, well plugged and abandoned
- $64 MM of dry hole cost forecast in 4Q 2023[1]

Interests in 106 Gulf of Mexico OCS Blocks

- ~600,000 total gross acres
- 59 exploration blocks

Federal Lease Sale 261

- Dec 20, 2023
- Apparent high bidder on 8 exploration blocks

Gulf of Mexico Exploration Area



Eden Park
Dalmatian S.
Silver Dollar
Silver Dollar West
Medusa
Powerball
Delta House
Kodiak
Liberty
Whydah/Leibniz/ Guadalupe
Calliope
Ninja
Guilder
Front Runner
Nearly Headless Nick
Oso
Rushmore
King's Quay
Longclaw
Cascade
St. Malo
Lucius
Chinook
0 Miles 50
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

1 Before tax
Acreage as of November 1, 2023

MURPHY OIL CORPORATION
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23 www.murphyoilcorp.com NYSE: MUR LOOKING AHEAD

24 www.murphyoilcorp.com NYSE: MUR 4Q 2023 Guidance • 181.5 – 189.5 MBOEPD 1 • 95 MBOPD or 51% oil, 57% liquids volumes • Includes: • 1.5 MBOEPD planned downtime onshore • 500 BOEPD total planned downtime in the Gulf of Mexico FY 2023 Guidance • 185 – 187 MBOEPD • 53% oil, 59% liquids volumes • Maintaining FY 2023 CAPEX guidance • $950 MM – $1.025 BN accrued CAPEX, excluding acquisition - related costs Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 39% average working interest FY 2023E Onshore Wells Online 0 5 10 15 20 25 30 35 1Q 2023A 2Q 2023A 3Q 2023A 4Q 2023E Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) 2023 Capital and Production Plan Increasing Oil - Weighted Production With Disciplined Spending FY 2023E Production By Area 47% 35% 18% 186 MBOEPD Offshore US Onshore Canada Onshore 1 4Q 2023 guidance assumes C$2.86 / MMBTU AECO

25 www.murphyoilcorp.com NYSE: MUR North America Onshore Locations More Than 50 Years of Robust Inventory with Low Breakeven Rates Diversified, Low Breakeven Portfolio • Multi - basin portfolio provides optionality in all price environments • Focus on capital efficiency • Culture of continuous improvement leads to value - added shared learnings As of December 31, 2022, excluding Saxon and Simonette well locations associated with onshore Canada transaction Note: Breakeven rates are based on estimated costs of a 4 - well pad program at a 10% rate of return. T upper Montney inventory assumes an annual 20 - well program. Eagle Ford Shale and Kaybob Duvernay combined inventory, and Eagle Ford Shale standalone inventory, assume an annual 30 - well program. Eagle Ford Shale and Kaybob Duvernay > 15 years of inventory < $40 / BBL > 55 years of total inventory ~12 years of Eagle Ford Shale inventory < $40 / BBL Tupper Montney > 50 years of inventory Eagle Ford Shale and Kaybob Duvernay – Oil Remaining Locations Tupper Montney – Natural Gas Remaining Locations - 100 200 300 400 500 600 700 < $1.45 $1.45 - $1.55 $1.55 - $1.65 Breakeven Natural Gas Price (US$ / MCF) 0 100 200 300 400 500 600 <$40 $40-$50 $50-$60 >$60 Break Even Oil Price ($ / BBL WTI) Eagle Ford Shale Kaybob Duvernay

26 www.murphyoilcorp.com NYSE: MUR Offshore Development Opportunities Multi - Year Inventory of High - Return Projects 0 5 10 15 20 25 30 < $35 $35 - $40 $40 - $45 $45 - $50 > $50 Breakeven Oil Price ($ / BBL WTI) Identified Offshore Project Portfolio Percent MMBOE by Area Identified Offshore Project Portfolio Number of Projects 71% 20% 9% Diversified, Low Breakeven Opportunities in Offshore Portfolio • Multi - year inventory of identified offshore projects in current portfolio • Maintaining annual offshore production of 90 – 100 MBOEPD with average annual CAPEX of ~$325 MM from FY 2023 – FY 2027 • Projects include • 26 projects – 125 MMBOE of total resources with < $35 / BBL WTI breakeven • 5 projects – 45 MMBOE of total resources with $35 to $50 / BBL WTI breakeven As of December 31, 2022 Note: Breakeven rates are based on current estimated costs at a 10% rate of return Gulf of Mexico SE Asia Offshore Canada

Disciplined Strategy Leads to Long-Term Value With Current Assets

	NEAR-TERM	LONG-TERM
DELEVER EXECUTE EXPLORE RETURN	• Reducing debt by $500 MM in YE 2023[1] • Reinvesting ~40% of operating cash flow[1] to maintain average 55% oil-weighting • Delivering average production of ~195 MBOEPD with CAGR of ~8% • Maintaining offshore production average of ~97 MBOEPD, ~50% of total production • Spending annual average CAPEX of ~$900 MM • Targeting enhanced payouts to shareholders through dividend increases and share buybacks while delevering • Drilling high-impact, operated exploration wells	• Realizing average annual production of ~210 MBOEPD with ~53% average oil weighting • Reinvesting ~40% of operating cash flow[1] • Ample free cash flow funds further debt reductions, continuing cash returns to shareholders and accretive investments • Achieving metrics that are consistent with an investment grade rating • Exploration portfolio provides upside to plan • Allocating capital to high-returning investment opportunities
	2023 | 2024 | 2025	2026 | 2027

1 Assumes $75 WTI oil price, $5.00 HH natural gas price in FY 2023 and no exploration success

MURPHY OIL CORPORATION
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27

28 www.murphyoilcorp.com NYSE: MUR Positioned for Long - Term Value Creation Diverse, multi - basin portfolio with significant inventory of low - breakeven wells and projects Targeted low - cost exploration optionality provides upside and longevity Ongoing operational excellence from high - performing, oil - weighted assets Long - term, durable shareholder returns with disciplined balance sheet management 1 2 3 4

29 www.murphyoilcorp.com NYSE: MUR INVESTOR UPDATE JANUARY 2024

30 www.murphyoilcorp.com NYSE: MUR Appendix 1 Glossary of Abbreviations 2 4Q 2023 Guidance 3 Current Fixed Price Contracts 5 Acreage Maps 4 Supplemental Information

31 www.murphyoilcorp.com NYSE: MUR AECO: Alberta Energy Company, the Canadian benchmark price for natural gas BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling and completions DD&A: Depreciation, depletion and amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico IP: Initial production rate LOE: Lease operating expense MBO: Thousands barrels of oil MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MBOPD: Thousands of barrels of oil per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NGL: Natural gas liquids ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

32 www.murphyoilcorp.com NYSE: MUR 4Q 2023 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 22,800 5,000 27,300 32,400 – Gulf of Mexico excluding NCI 1 66,300 4,800 64,000 81,800 Canada – Tupper Montney – – 380,300 63,400 – Kaybob Duvernay and Placid Montney 2,000 500 7,700 3,800 – Offshore 3,800 – – 3,800 Other 300 – – 300 4Q Production Volume (BOEPD) excl. NCI 1 181,500 – 189,500 4Q Exploration Expense ($MM) 2 $83 Full Year 2023 CAPEX ($MM) excl. NCI 3 $950 – $1,025 Full Year 2023 Production Volume (BOEPD) excl. NCI 4 185,000 – 187,000 1 Excludes noncontrolling interest of MP GOM of 6,400 BOPD oil, 200 BOPD NGLs and 2,700 MCFD gas 2 Includes $64 MM of dry hole expense 3 Excludes noncontrolling interest of MP GOM of $70 MM and acquisition - related costs of $49 MM 4 Excludes noncontrolling interest of MP GOM of 6,200 BOPD oil, 200 BOPD NGLs and 2,200 MCFD gas

33 www.murphyoilcorp.com NYSE: MUR Current Fixed Price Contracts – Natural Gas Tupper Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 10/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 10/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 As of October 31, 2023 Note: These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustmen t

34 www.murphyoilcorp.com NYSE: MUR Financial Results Strengthening Balance Sheet Solid Foundation to Weather Commodity Price Cycles • $1.1 BN of liquidity on Sept 30, 2023 • Includes $800 MM senior unsecured credit facility due Nov 2027 • Repurchased $75 MM, or 1.7 MM of shares outstanding, at avg price of $44.53 in 3Q 2023 • Achieved FY 2023 debt reduction goal of ~$500 MM • Redeemed $249 MM of 5.75% Senior Notes due 2025 in 3Q 2023 • Tendered $250 MM of senior notes in 4Q 2023, comprised of $100 MM of 5.875% Senior Notes due 2027, $79.7 MM of 6.375% Senior Notes due 2028, and $70.3 MM of 7.05% Senior Notes due 2029 Long - Term Debt Profile 1 • Total senior notes outstanding: $1.6 BN • Weighted avg fixed coupon: 6.2% • Weighted avg maturity: 7.8 years $0 $250 $500 $750 $1,000 $1,250 $1,500 Drawn RCF Undrawn RCF Debt Maturity Profile 1 $MM 10 Year 20 Year Total Debt Outstanding 2 $MM $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 YE 2020 YE 2021 YE 2022 3Q 2023 YE 2023E 1 As of September 30, 2023. Does not include $250 MM aggregate tender offer in November 2023 2 Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023

35 www.murphyoilcorp.com NYSE: MUR Murphy Ranked Best for 2021 ESG Performance Independent Benchmarking of North American Upstream Companies, July 2023 Source: Rystad Energy Research and Analysis 2023 Peers include AR, ARX.TO, BP, COP, CPK, CTRA, CVE, CVX, EOG, EQT, FANG, HES, MRO, OVV, PXD, RRC, SM, SWN, XOM Spills Diversity Water Management Board Diversity Alternative Energy Other Governance GHG Targets Safety GHG Emissions and Flaring Social Investments Overall ESG Scores for the Top 20 Operators (Maximum Points: 300) Peer Group Consists of 41 of the Largest Unconventional Public Operators in North America Murphy Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 250 0 200 150 100 50

36 www.murphyoilcorp.com NYSE: MUR North America Onshore Well Locations Area Net Acres Reservoir Inter - Well Spacing (ft) Gross Remaining Locations Karnes 10,155 Lower EFS 300 92 Upper EFS 1,000 150 Austin Chalk 1,100 106 Tilden 61,611 Lower EFS 630 215 Upper EFS 1,200 51 Austin Chalk 1,200 86 Catarina 47,733 Lower EFS 560 202 Upper EFS 1,280 195 Austin Chalk 1,600 98 Total 119,549 1,195 Area Net Acres Inter - Well Spacing (ft) Gross Remaining Locations Two Creeks 28,064 984 130 Kaybob East 32,825 984 142 Kaybob West 26,192 984 113 Kaybob North 23,604 984 103 Total 110,685 488 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations As of December 31, 2022, excluding Saxon and Simonette well locations associated with onshore Canada transaction Area Net Acres Inter - Well Spacing (ft) Gross Remaining Locations Tupper Montney 118,235 984 - 1323 993 Tupper Montney Well Locations

37 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale Peer Acreage Acreage as of November 1, 2023

38 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay Peer Acreage 6 Miles Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo Acreage as of November 1, 2023 Cygnet

39 www.murphyoilcorp.com NYSE: MUR Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitors Open Crown Tourmaline Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Acreage as of November 1, 2023

40 www.murphyoilcorp.com NYSE: MUR GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Offshore Platform FPSO Murphy WI Block Discovery Key Exploration Project Kodiak Miles 50 0 Front Runner Medusa Delta House King’s Quay Dalmatian S. Eden Park Calliope Nearly Headless Nick Rushmore Guilder Silver Dollar West Silver Dollar Oso Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Kodiak PRODUCING ASSETS Asset Operator Murphy WI 1 Calliope Murphy 29% Cascade Murphy 80% Chinook Murphy 86% Clipper Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Khaleesi Murphy 34% Kodiak Kosmos 59% Lucius Anadarko 2 16% Marmalard Murphy 24% Marmalard East Murphy 65% Medusa Murphy 48% Mormont Murphy 34% Nearly Headless Nick Murphy 27% Neidermeyer Murphy 53% Powerball Murphy 75% Samurai Murphy 50% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Acreage as of November 1, 2023 1 Excluding noncontrolling interest 2 Anadarko is a wholly - owned subsidiary of Occidental Petroleum Gulf of Mexico Murphy Blocks Gulf of Mexico Assets

41 www.murphyoilcorp.com NYSE: MUR Offshore Canada Completing Terra Nova Asset Life Extension Project Acreage as of November 1, 2023 Note: FPSO – Floating production storage and offloading vessel Terra Nova Field, Offshore Canada LABRADOR QUEBEC Kilometers 0 200 NEWFOUNDLAND Terra Nova Murphy WI Block Other Blocks Discovered Field FPSO Terra Nova FPSO • Suncor 48% (Op), Cenovus 34%, Murphy 18% • Asset life extension project returned to production in 4Q 2023

42 www.murphyoilcorp.com NYSE: MUR Exploration Update Salina Basin, Mexico Salina Basin 0 30 Kilometers MEXICO Block 5 Saasken Zama Polok Chinwol Sayulita Yoti Oeste Acreage as of November 1, 2023 Note: Ownership is comprised of the following subsidiaries: Murphy Sur, S. de R.L. de C.V.; PC Carigali Mexico Operations, S.A. de C.V.; Sierra Offshore Exploration, S. de R.L. de C.V. Murphy WI Block Other Block Discovery Key Prospect 2023 Industry Well Ix Kan Yatzil Nabte Najaal Jokol Block 5 Overview • Murphy 40% (Op), PC Carigali Mexico 30%, Wintershall Dea 30% • Proven oil basin in proximity to multiple oil discoveries in Miocene section • Evaluating leads / prospects • Monitoring nearby key 2023 industry wells

43 www.murphyoilcorp.com NYSE: MUR Exploration Update Sergipe - Alagoas Basin, Brazil Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Acreage as of November 1, 2023 Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM gross acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Evaluating future drilling plans with partners

Exploration Update
Potiguar Basin, Brazil

Asset Overview

- Murphy 100% (Op)
- Hold WI in 3 blocks, spanning ~775 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play Into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf
  - Pitu was first step-out into deepwater
- Continuing to mature inventory

Potiguar Basin


Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras
Petrobras
Petrobras
POT-M-857
Petrobras/ Shell
POT-M-863
POT-M-865
Pitu
Shell
Petrobras/ Shell
BRAZIL

Acreage as of November 1, 2023

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
44

45 www.murphyoilcorp.com NYSE: MUR INVESTOR UPDATE JANUARY 2024